Exhibit 99.1

News Release

Media Contact:

Carey Mann

610-458-2777

carey.mann@bentley.com

Bentley Systems Announces Pricing of Convertible Senior Notes

EXTON, Pa., U.S.A. – June 23, 2021 – Bentley Systems, Incorporated (Nasdaq: BSY) (“Bentley”), the infrastructure engineering software company, announced today the pricing of $500.0 million aggregate principal amount of convertible senior notes due 2027 (the “Notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Bentley also granted the initial purchasers of the Notes an option to purchase up to an additional $75.0 million aggregate principal amount of Notes during a 13-day period beginning on, and including, the first date on which the Notes are issued. Bentley expects the offering to close on June 28, 2021, subject to the satisfaction of customary closing conditions.

The Notes will be senior unsecured obligations of Bentley and will bear interest at a rate of 0.375% per annum, payable semiannually in arrears on January 1 and July 1 of each year, beginning on January 1, 2022. The Notes will mature on July 1, 2027, unless earlier converted, redeemed or repurchased. The initial conversion rate will be 12.0153 shares of Bentley’s Class B common stock (“common stock”) per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $83.23 per share of common stock). The initial conversion price of the Notes represents a premium of approximately 35% over the last reported sale price per share of Bentley’s common stock on The Nasdaq Global Select Market (“Nasdaq”) on June 23, 2021. Prior to April 1, 2027, the Notes will be convertible only upon the occurrence of certain events and during certain periods and, thereafter, at any time until the second scheduled trading day immediately before the maturity date of the Notes. The Notes will be convertible into cash, shares of Bentley’s common stock or a combination thereof at Bentley’s election.

Bentley may redeem, for cash, all or any portion of the Notes, at its option, at any time on or after July 5, 2024 and on or before the 40th scheduled trading day immediately before the maturity date, if the last reported sale price per share of Bentley’s common stock exceeds 130% of the conversion price on (1) each of at least 20 trading days (whether or not consecutive), during the 30 consecutive trading days ending on, and including, the trading day immediately before the date on which Bentley provides notice of redemption, and (2) the trading day immediately before the date Bentley sends such notice, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any. If Bentley undergoes a “fundamental change” (as defined in the indenture governing the Notes), holders of the Notes may require Bentley to repurchase for cash all or any portion of their Notes at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. In addition, upon certain corporate events or upon redemption, Bentley will, under certain circumstances, increase the conversion rate for holders who convert the Notes in connection with such a corporate event or redemption.

Bentley estimates that the net proceeds from the offering will be approximately $487 million (or approximately $560 million if the initial purchasers exercise in full their option to purchase additional notes), after deducting the initial purchasers' discounts and commissions and estimated offering expenses payable by Bentley. Bentley intends to use the net proceeds from the sale of the Notes in the offering to repay existing indebtedness and to pay the cost of anticipated capped call transactions related to the offering.

In connection with the pricing of the Notes, Bentley entered into capped call transactions with certain of the initial purchasers or their respective affiliates and certain other financial institutions (the “Option Counterparties”). The capped call transactions are expected generally to reduce the potential dilution to Bentley’s common stock upon any conversion of the Notes and/or offset any cash payments Bentley is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap, initially equal to approximately $95.56 per share (which represents a premium of approximately 55% over the last reported sale price of Bentley’s common stock on the Nasdaq on June 23, 2021).

Bentley expects that, in connection with establishing their initial hedges of the capped call transactions, the Option Counterparties or their respective affiliates will purchase shares of Bentley’s common stock and/or enter into various derivative transactions with respect to Bentley’s common stock concurrently with or shortly after the pricing of the Notes, and may unwind these various derivative transactions and purchase shares of Bentley’s common stock in open market transactions shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Bentley’s common stock or the Notes at that time.

In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Bentley’s common stock and/or purchasing or selling Bentley’s common stock or other securities of Bentley in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during any observation period related to a conversion of Notes). This activity could also cause or avoid an increase or a decrease in the market price of Bentley’s common stock or the Notes, which could affect a noteholder’s ability to convert its Notes and, to the extent the activity occurs during any observation period related to a conversion of Notes, it could affect the number of shares of Bentley’s common stock and value of the consideration that a noteholder will receive upon conversion of its Notes.

The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the Notes, nor any shares of Bentley’s common stock issuable upon conversion of the Notes, have been, or will be, registered under the Securities Act or any state securities laws, and unless so registered, such securities may not be offered or sold in the United States absent an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy these or any other securities and shall not constitute an offer, solicitation or sale of these or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward Looking Statements

This press release contains forward-looking statements. Forward-looking statements include all statements that are not historical facts. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include statements relating to, among other things, risks and uncertainties related to market conditions, the anticipated use of the net proceeds from the offering, the risk that the offering will not be consummated and the satisfaction of customary closing conditions related to the offering. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the “Risk Factors” section of Bentley’s Annual Report on Form 10-K for the year ended December 31, 2020. Except as required by law, Bentley has no obligation to update any of these forward-looking statements to conform these statements to actual results or revised expectations.